                                                                 Exhibit 10.12



                       JEH ACQUISITION CORP., AS BORROWER

                           LOAN AND SECURITY AGREEMENT

                            Dated as of July 8, 1997

                                   $20,000,000



                      FLEET CAPITAL CORPORATION, AS LENDER


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                                TABLE OF CONTENTS

SECTION 1.  CREDIT FACILITY..............................................................................1
         1.1      Revolving Credit Loans.................................................................1
         1.2      Term Loan..............................................................................2
         1.3      Equipment Loan.........................................................................2

SECTION 2.  INTEREST, FEES AND CHARGES...................................................................3
         2.1      Interest...............................................................................3
         2.2      Documentation Fee......................................................................5
         2.3      Collateral Monitoring Fee..............................................................5
         2.4      Unused Availability Fee................................................................5
         2.5      Audit and Appraisal Fees...............................................................6
         2.6      Capital Adequacy Change................................................................6
         2.7      Reimbursement of Expenses..............................................................8
         2.8      Bank Charges...........................................................................8
         2.9      Collection Charges.....................................................................9

SECTION 3. LOAN ADMINISTRATION...........................................................................9
         3.1      Manner of Borrowing Revolving Credit Loans.............................................9
         3.2      Payments..............................................................................14
         3.3      Prepayments...........................................................................15
         3.4      Application of Payments and Collections...............................................16
         3.5      All Loans to Constitute One Obligation................................................16
         3.6      Loan Account..........................................................................16
         3.7      Statements of Account.................................................................16

SECTION 4.  TERM AND TERMINATION........................................................................17
         4.1      Term of Agreement.....................................................................17
         4.2      Termination...........................................................................17

SECTION 5.  SECURITY INTERESTS..........................................................................19
         5.1      Security Interest in Collateral.......................................................19
         5.2      Lien Perfection; Further Assurances...................................................20

SECTION 6.  COLLATERAL ADMINISTRATION...................................................................20
         6.1      Location of Collateral................................................................20
         6.2      Insurance of Collateral...............................................................20
         6.3      Protection of Collateral..............................................................21
         6.4      Administration of Accounts............................................................21
         6.5      Administration of Inventory...........................................................24
         6.6      Records and Schedules of Equipment....................................................24

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
         6.7      Payment of Charges....................................................................24

SECTION 7.  REPRESENTATIONS AND WARRANTIES..............................................................24
         7.1      General Representations and Warranties................................................24
         7.2      Continuous Nature of Representations and Warranties...................................32
         7.3      Survival of Representations and Warranties............................................33

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS.........................................................33
         8.1      Affirmative Covenants.................................................................33
         8.2      Negative Covenants....................................................................36
         8.3      Specific Financial Covenants..........................................................41

SECTION 9.  CONDITIONS PRECEDENT........................................................................42
         9.1      Documentation.........................................................................42
         9.2      No Default............................................................................44
         9.3      Other Loan Documents..................................................................44
         9.4      Adjusted Availability.................................................................44
         9.5      No Litigation.........................................................................45

SECTION 10.       EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.....................................45
         10.1     Events of Default.....................................................................45
         10.2     Acceleration of the Obligations.......................................................49
         10.3     Other Remedies........................................................................49
         10.4     Remedies Cumulative; No Waiver........................................................51

SECTION 11.  MISCELLANEOUS..............................................................................51
         11.1     Power of Attorney.....................................................................51
         11.2     Indemnity.............................................................................53
         11.3     Modification of Agreement; Sale of Interest...........................................53
         11.4     Severability..........................................................................54
         11.5     Successors and Assigns................................................................54
         11.6     Cumulative Effect, Conflict of Terms..................................................54
         11.7     Execution in Counterparts.............................................................54
         11.8     Notice................................................................................54
         11.9     Lender's Consent......................................................................56
         11.10    Credit Inquiries......................................................................56
         11.12    Entire Agreement......................................................................56
         11.13    Interpretation........................................................................56
         11.14    GOVERNING LAW; CONSENT TO FORUM.......................................................56

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
         11.15  WAIVERS BY BORROWER.....................................................................57
         11.16  Parties to Act in a Commercially Reasonable Manner......................................59

                          LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT is made as of this 8th day of July, 1997, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at 200 Glastonbury Blvd., Glastonbury, Connecticut 06033, and JEH ACQUISITION CORP. ("Borrower"), a Delaware corporation with its executive office and principal place of business at 122 East 42nd Street, Suite 1116, New York, NY 10168. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

SECTION 1. CREDIT FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to Twenty Million Dollars ($20,000,000) available upon Borrower's request therefor, as follows:

         1.1 Revolving Credit Loans.

             1.1.1 Loans and Reserves. Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time less reserves, if any. Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) slow moving Inventory, (iv) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (v) amounts owing by Borrower to any Person to the extent secured by a Lien (other than a Permitted Lien) on, or trust over, any Collateral of Borrower; and (vi) such other matters, events, conditions or contingencies as to which Lender, in its sole credit judgment, determines reserves should be established from time to time hereunder.

             1.1.2 Overadvances. Lender may in its sole discretion make Revolving Credit Loans to Borrower as requested by Borrower in accordance with the terms of subsection 3.1.1 hereof at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, the Borrowing Base (any such loan being herein referred to individually as an "Overadvance" and collectively as "Overadvances"). All Overadvances shall be repaid on demand, shall be secured by all of the Collateral and shall bear interest as provided in this Agreement for Revolving Credit Base Rate Loans.

             1.1.3 Use of Proceeds. The Revolving Credit Loans shall be used for Borrower's general working capital needs in a manner consistent with the provisions of this Agreement and applicable law, as well as initially to fund the acquisition of certain assets from JEH Company in accordance with the terms of the Asset Purchase Agreement.

         1.2 Term Loan. Lender agrees to make a Term Loan to Borrower on the Closing Date in the principal amount of $3,000,000, which shall be repaid in successive monthly installments in accordance with the terms of the Term Note. The monthly payments under the Term Loan shall be based on a four-year amortization schedule with each installment due and payable on the first day of each month, commencing on September 1, 1997, followed by a final installment which shall be due and payable on the earlier to occur of August 1, 2001, or the termination of this Agreement. The Term Loan shall be secured by all of the Collateral.

         1.3 Equipment Loan. Lender agrees to make an Equipment Loan to Borrower on the Closing Date in the principal amount of $1,725,000, which shall be repaid in successive monthly installments in accordance with the terms of the Equipment Note. The monthly payments under the Equipment Loan will be based on a seven-year amortization schedule, with each installment due and payable on the first day of each month, commencing on September 1, 1997. The Equipment Loan shall be repaid in full upon the earlier to occur of the end of the seven-year term, the end of the Original

                                        2


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Term or any Renewal Term, or the termination of this Agreement. The Equipment
Loan shall be secured by all of the Collateral.

SECTION 2. INTEREST, FEES AND CHARGES

         2.1 Interest.

             2.1.1 Revolving Credit Interest:

                   (a) Rate Options. At the time of each Revolving Credit Loan under the Revolving Credit Facility, and thereafter from time to time, Borrower shall have the right, subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred, to designate to Lender in writing that all, or a portion of the Revolving Credit Loans shall bear interest at either the (i) Revolving Credit LIBOR Rate or (ii) Revolving Credit Base Rate. Interest on each portion thereof shall accrue and be paid at the time and rate applicable to the respective option selected by Borrower or otherwise governing under the terms of this Agreement. If for any reason the Revolving Credit LIBOR Rate option is unavailable, or Borrower does not designate that the Revolving Credit LIBOR Rate should apply, the Revolving Credit Base Rate shall apply. The rate of interest on Revolving Credit Base Rate Loans shall increase or decrease by an amount equal to any increase or decrease in the Base Rate effective as of the opening of business on the day that any such change in the Base Rate occurs.

                  (b) Revolving Credit LIBOR Rate Option. Provided no Default or Event of Default has occurred, and subject to the provisions of Section 2.1.1
(a)(i) if Borrower desires to have the Revolving Credit LIBOR Rate apply to all or a portion of the Revolving Credit Loans, Borrower shall give Lender a written irrevocable request no later than 11:00 A.M. Eastern time on the third (3rd) Business Day prior to the requested borrowing date specifying (i) the date the Revolving Credit LIBOR Rate shall apply (which shall be a Business Day), (ii) the Interest Period, and (iii) the amount to be subject to the Revolving Credit LIBOR Rate provided that such amount shall be an integral multiple of Five Hundred Thousand Dollars ($500,000.00).



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             2.1.2 Term Interest:

                (a) Rate Options. On the Closing Date, and thereafter from time to time, Borrower shall have the right, subject to the terms and conditions of this Agreement, and provided no Default or Event of Default has occurred, to designate to Lender in writing that all, or a portion of the outstanding principal balance of the Term Loan or the Equipment Loan (as so designated to Lender in writing) shall bear interest at either the (i) Term LIBOR Rate or the Equipment LIBOR Rate, as applicable, or (ii) Term Base Rate or Equipment Base Rate, as applicable. Interest on each portion thereof shall accrue and be paid at the time and rate applicable to the respective option selected by Borrower or otherwise governing under the terms of this Agreement. If for any reason an option is unavailable, Borrower may designate another option. If Borrower does not elect any such option or, if, for any reason the Term LIBOR Rate or the Equipment LIBOR Rate are not available, the Term Loan and Equipment Loan shall bear interest at the Term Base Rate and/or the Equipment Base Rate, as applicable. The rate of interest on the Term Base Rate Loans and Equipment Base Rate Loans shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the date that any such change in the Base Rate occurs.

                 (b) Term LIBOR Rate Option. Provided no Default or Event of Default has occurred, and subject to the provisions of Section 2.1.2(a)(i) if Borrower desires to have the Term LIBOR Rate apply to all or a portion of the Term Loan or the Equipment LIBOR Rate apply to all or a portion of the Equipment Loan (as so designated to Lender in writing), Borrower shall give Lender a written irrevocable request no later than 11:00 A.M. Eastern Time on the third
(3rd) Business Day prior to the requested borrowing date specifying (i) the date the Term LIBOR Rate or Equipment LIBOR Rate, as applicable, shall apply (which shall be a Business Day), (ii) the Interest Period, and (iii) the amount of the Loan to be subject to the Term LIBOR Rate and/or the Equipment LIBOR Rate; provided that such amount shall be an integral multiple of Five Hundred Thousand ($500,000.00).


                                        4


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             2.1.3 Default Rate of Interest. Upon and after the occurrence of an Event o Default, and during the continuation thereof, the principal amount of the Loans shall bear interest at a rate per annum equal to two percent
(2%) above the rate applicable with respect to Base Rate Loans.

             2.1.4 Computation of Interest and Fees. Interest, fees and collection charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year consisting of three hundred and sixty (360) days.

             2.1.5 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

         2.2 Documentation Fee. Borrower shall pay to Lender a documentation fee of $100,000, which shall be fully earned and nonrefundable on the Closing Date and shall be paid concurrently with the initial Loans hereunder.

         2.3 Collateral Monitoring Fee. Borrower shall pay to Lender each month, in arrears, on the first day of the following month, a collateral monitoring fee of $1,000, which fee shall be pro-rated for any month during which this Agreement is in effect for less than a full month.

         2.4 Unused Availability Fee. Borrower shall pay to Lender an unused availability fee, which shall be payable in arrears on the last day of each calendar month hereafter. The unused availability fee shall equal one-quarter of one percent (1/4%) per annum on the average daily amount during each month by which the Total Credit Facility exceeds the aggregate amount of the Loans outstanding as of the close of business on such day. Such fee shall be pro-rated for any month during which this Agreement is in effect for less than a full month.

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         2.5 Audit and Appraisal Fees. Borrower shall pay to Lender audit and appraisal fees from time to time in connection with Lender's periodic audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate, plus all out-of--pocket expenses incurred by Lender in connection with such audits and appraisals. Such audit and appraisal fees shall be calculated at the rate of $500 for each member of Lender's field examination staff engaged in any such audit and appraisal for each day during which such examination is being conducted and, absent the occurrence and continuance of an Event of Default, such audits and appraisals shall be conducted not more than three (3) times during each twelve (12) month period, commencing as of the Closing Date. Audit fees shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Upon Borrower's request, Lender shall provide to Borrower in reasonable detail the back-up and support of any out-of-pocket expenses referred to herein.

         2.6 Capital Adequacy Change. If Lender shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority (each such law, rule, regulation, request or--directive a "Capital Adequacy Rule"), does or shall have the effect of reducing the rate of return on Lender's capital as a consequence of its obligations hereunder to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration
Lender's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by Lender to Borrower of a written demand therefor (a "Capital Adequacy Demand"), the Borrower shall pay to Lender such additional amount or amounts (each a "Capital Adequacy Amount", it being understood that Capital Adequacy Amount may include an increase in the Applicable Interest Rate Margin) as will compensate Lender for such reduction. A certificate of Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the additional Capital Adequacy Amount or Amounts to be paid to Lender, and the method by which such Capital Adequacy Amounts were determined. In determining such Capital Adequacy Amount, Lender may use any reasonable averaging and attribution method.

             2.6.1 Termination of Agreement following Capital Adequacy Demand. At its option, Borrower may elect to terminate this Agreement following its receipt of a Capital Adequacy Demand, provided Borrower gives Lender notice of such election not more than thirty (30) days following its receipt of such Capital Adequacy Demand, and provided, further, that so long ast and satisfaction in full of all Obligations occurs within one hundred and eighty (180) days from the date of such notice, Borrower shall not be obligated to pay any of the charges described in subsection 4.2.3, it being understood, however, that until such effective date of termination and the payment and satisfaction in full of all Obligations, Borrower shall continue to be obligated to pay Lender for each Capital Adequacy Amount theretofore requested by Lender pursuant to a Capital Adequacy Demand.

             2.6.2 Subsequent Change in Capital Adequacy Rules. In the event that any Capital Adequacy Rule, the adoption or change in or compliance by Lender with which shall have resulted in a Capital Adequacy Demand, shall be revised subsequent to the date of such Capital Adequacy Demand, such that, in Lender's determination, its rate of return on capital shall be improved to a level more favorable than the rate of return which, as a result of the initial change in such Capital Adequacy Rule, precipitated such Capital
Adequacy Demand, then, in such event, effective promptly following such determination, provided Borrower shall not have theretofore given to Lender a notice of election to terminate in accordance with subsection 2.6.1: (i) in the case of a Capital Adequacy Demand to increase the Applicable Interest
Rate Margin, Lender shall reduce the Applicable Interest Rate Margin by a percentage; and (ii) in the case of a Capital Adequacy Demand for payment of a fee or other charge, Lender shall rebate to Borrower a portion of such payment, in each case which Lender shall determine to be reasonably commensurate with the improvement in Lender's rate of return on capital caused by the subsequent revision to the Capital Adequacy Rule.
Notwithstanding anything hereinabove to the contrary, Lender shall have no obligation whatsoever to make any such adjustment to the Applicable Interest Rate Margin, or to otherwise rebate any Capital Adequacy Amount to Borrower, at any time of an Event of Default; (ii) the date of Borrower's notice of election to terminate in accordance with subsection 2.6.1; or (iii) the effective date of termination of this Agreement.

         2.7 Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Lender or any Participating Lender incurs reasonable legal or reasonable accounting expenses or any other reasonable costs or reasonable out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender or any Participating Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such reasonable legal and reasonable accounting expenses and other reasonable costs and reasonable out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section
2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender or to such Participating Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Base Rate Loans from time to time. Borrower shall also reimburse Lender for reasonable expenses incurred by the Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

         2.8 Bank Charges. Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any

Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by the Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participating Lender, proceeds of Loans and (ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

         2.9 Collection Charges. If items of payment are received by Lender at a time when there are no Loans outstanding, such items of payment shall be subject to a collection charge equal to two (2) days' interest on the amount thereof at the rate then applicable to Revolving Credit Base Rate Loans, which collection charges shall be payable on the first Business Day of each month.

SECTION 3. LOAN ADMINISTRATION

         3.1 Manner of Borrowing Revolving Credit Loans. Borrowings under the Credit Facility established pursuant to Section 1 hereof shall be as follows:

             3.1.1 Revolving Credit Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower shall give Lender same day notice, no later than 11:00
A.M. (Eastern time) of such day, of its intention to borrow a Revolving
Credit Base Rate Loan, and at least three (3) Business Days prior notice of its intention to borrow a Revolving Credit LIBOR Rate Loan, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists a Default or an Event of Default and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Lender may permit telephone requests for Revolving Credit Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring any requests, executions of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower, and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it. Each notice of borrowing shall be irrevocable by and binding on Borrower, and if such notice requests the borrowing of a LIBOR Rate Loan, such notice shall state the Inits option, may choose Base Rate Loans or LIBOR Rate Loans, provided that any LIBOR Rate Loan shall be in a minimum amount of $500,000, and provided, further, that the right of Borrower to choose any LIBOR Rate Loan is subject to the provisions of subsection 3.1.4.

             3.1.2 Disbursement. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2. as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender via wire transfer, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

             3.1.3 Authorization. Borrower hereby irrevocably authorizes Lender, in Lender's sole discretion, to advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrower to Lender hereunder.

             3.1.4 Notice of Continuation and Notice of Conversion.

                  (a) Subject to the provisions of subsection 3.1.4(c), Borrower may elect to maintain any borrowing consisting of LIBOR Rate Loans, or any portion thereof, as a LIBOR Rate Loan by selecting a new Interest Period for such borrowing, which new Interest Period shall commence on the last day of the then existing Interest Period. Each selection of a new Interest Period (a "Continuation") shall be made on three (3) Business Days' prior notice, given by Borrower to Lender not later than 11:00 A.M. (Eastern time) on the third (3rd) Business Day preceding the date of any proposed Continuation. If the Borrower elects to maintain more than one borrowing consisting of LIBOR Rate Loans by combining such borrowings into one borrowing and selecting a new Interest Period pursuant to this subsection, each of the borrowings so combined shall consist of Loans having Interest Periods ending on the same date provided that Borrower may not combine Revolving Credit LIBOR Rate Loans, Term LIBOR Loans and Equipment LIBOR Rate Loans with each other. If the Borrower shall fail to select a new Interest Period for any borrowing consisting of LIBOR Rate Loans in accordance with this subsection, such LIBOR Rate Loans will automatically convert into corresponding Base Rate Loans.

                  (b) Subject to the provisions of subsection 3.1.4 (c), Borrower may, on three (3) Business Days' prior notice given to Lender, convert the entire amount of or a portion of all Loans of the same Type into Loans of another Type (a "Conversion"), provided, that no Default or Event of Default shall have occurred and be continuing, and provided, further, that any Conversion of any LIBOR Rate Loans into Base Rate Loans may only be made on the last day of the Interest Period for such LIBOR Rate Loans, and upon Conversion of any Base Rate Loans into LIBOR Rate Loans, Borrower shall pay accruch such notice shall be given not later than 11:00 A.M. (Eastern time) on the third (3rd) Business Day preceding the date of any proposed
Conversion. Each Conversion shall be in an aggregate amount of not less than $500,000. Borrower may elect to convert the entire amount of or a portion of all Loans of the same Type comprising more than one borrowing into Loans of another Type by combining such borrowings into one borrowing consisting of Loans of such other Type; provided, however, that if the borrowings so combined consist of LIBOR Rate Loans, such LIBOR Rate Loans shall have Interest Periods ending on the same date and provided further that Borrower may not combine Revolving Credit Loans, all or a portion of the Term Loans and all or a portion of the Equipment Loans, with each other.

                  (c) Notwithstanding anything contained in clauses (a) and
(b) above to the contrary:

                      (i) In the event that Borrower shall have requested a LIBOR Rate Loan(s) in accordance with the terms hereof and Lender shall have reasonably determined that Eurodollar deposits equal to the amount of the principal of the requested LIBOR Rate Loan and for the Interest Period specified are unavailable, impractical or unlawful, or that the rate based on the LIBOR Rate will not adequately and fairly reflect the cost of funds of the LIBOR Rate Loan applicable to the specified Interest Period, of making or maintaining the principal amount of the requested LIBOR Rate Loan specified by Borrower during the Interest Period specified, or that by reason of circumstances affecting Eurodollar markets, adequate and reasonable means do not exist for ascertaining the rate based on the LIBOR Rate applicable to the specified Interest Period, Lender shall promptly give notice of such determination to Borrower that the rate based on the LIBOR Rate is not available. A reasonable determination by Lender hereunder shall be conclusive evidence of the correctness of tsuch a determination, (A) the right of Borrower to select, continue or convert to, or maintain a LIBOR Rate Loan at the rate based on the LIBOR Rate shall be suspended until Lender shall have notified Borrower that such conditions shall have ceased to exist, and (B) the requested LIBOR Rate Loans shall accrue interest as if such Loans were Base Rate Loans.

                      (ii) The LIBOR Rate may be automatically adjusted by Lender on a prospective basis to take into account the additional or increased cost of maintaining any necessary reserves for Eurodollar deposits or increased costs due to changes in applicable law or regulation or the interpretation thereof by

Lender based on the Federal Reserve Board's or any other applicable agency's or governing body's directive, mandate or interpretation, occurring subsequent to the commencement of the then applicable Interest Period, including but not limited to changes in tax laws (except changes of general applicability in corporate income tax laws) and changes in the reserve requirements imposed by the Board of Governors of the Federal Reserve System (or any successor or other applicable governing body), excluding the Reserve Percentage and any Reserve which has resulted in a payment pursuant to Section 2.6 below, that increase the cost to Lender of funding the LIBOR Rate Loans. Lender shall promptly give Borrower notice of such a determination and adjustment, which determination shall be conclusive absent manifest error.

                      (iii) there shall not be outstanding at any one time more than an aggregate of six (6) LIBOR Rate Loans.

                  (d) Each notice of Continuation or Conversion shall be irrevocable and binding on Borrower. In the case of (i) any borrowing of a Loan, Continuation or Conversion that the related notice of borrowing, notice of Continuation or notice of Conversion specifies is to be comprised of LIBOR Rate Loans, or (ii) any payment of principauch Loan as a result of a payment, prepayment, Conversion or Continuation of such Loan or acceleration of the maturity of any of the Obligations pursuant to Section 10 hereof, or for any other reason, then in any such case, upon Lender's demand, Borrower shall pay to Lender and indemnify Lender from and against (i) any loss, cost or expense incurred by Lender as a result of any failure to fulfill, on or before the date for such borrowing, Continuation or Conversion, the applicable conditions set forth in Section 9 hereof, and (ii) any additional losses, costs or expenses which Lender may reasonably incur as a result of such payment, including, without limitation in each such case, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Lender to fund the LIBOR Rate Loans to be made as part of such borrowing, Continuation or Conversion.

             3.1.5 Borrowing Base Certificates. Borrower shall give Lender a Borrowing Base Certificate on a monthly basis; provided that if Borrower's Availability is, at any time, less than $750,000, Borrower shall give Lender a Borrowing Base Certificate on such more frequent basis as Lender may request.

         3.2 Payments. Except where evidenced by notes or other instruments issued or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

             3.2.1 Principal.

                  (a) Principal payable on account of Revolving Credit Loans shall be payable by Borrower to Lender immediately upon the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral other than Equipment, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand, repay the Overadvance.

                  (b) Principal payable on account of the Term Loan and the Equipment Loan shall be payable by Borrower as set forth in Sections 1.2 and 1.3, respectively and the corresponding Term Note and Equipment Note.

             3.2.2 Interest. Interest accrued on all Loans shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month,
(ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof.

             3.2.3 Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be payable by

Borrower as and when provided in Section 2 hereof, to Lender or to any other Person designated by Lender in writing.

             3.2.4 Other Obligations. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

         3.3 Prepayments.

             3.3.1 Except for dispositions of Inventory permitted by Section 8.2.7, if Borrower sells any of the Collateral or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Lender, unless otherwise agreed to by Lender, or as otherwise expressly authorized by this Agreement, as and when received by Borrower and as a mandatory prepayment of the outstanding Loans, until paid and satisfied in full, a sum equal to the proceeds (including insurance proceeds) received by Borrower from such sale, loss or destruction. Any such prepayment shall be applied first to the Term Loan or Equipment Loan, as determined by Lender in its sole discretion, in the inverse order of maturity and then to the Revolving Credit Loans; provided that if such Loan is accruing interest at the LIBOR Based Rate, such prepayment shall be delivered to Lender as and when received by Borrower but applied at the end of the applicable Interest Period.

             3.3.2 LIBOR Rate Loans. No portion of the LIBOR Rate Loans may be prepaid during an Interest Period unless Borrower first satisfies in full its obligations under Section 3.1.4(d) above arising from such prepayment.

             3.3.3 Excess Cash Flow Recapture. Borrower shall, on an annual basis, within ten (10) Business Days of delivery to Lender of Borrower's annual consolidated financial statement, pursuant to Section 8.1.2(i), prepay the Term Loan in an amount equal to fifty percent (50%) of Borrower's Cash Flow ("Cash Flow Payments"). All Cash Flow Payments shall be applied to the Term Loan as determined by Lender in the inverse order of maturity.

         3.4 Application of Payments and Collections. All items of payment received by Lender by 12:00 noon, New York City time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, New York City time, on any Business Day shall be deemed received on the following Business Day. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the second Business Day after receipt by Lender of good funds in Lender's account located in Chicago, Illinois, or such other account as to which Lender may advise Borrower in writing. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Borrower upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.4.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists.

         3.5 All Loans to Constitute One Obligation. The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

         3.6 Loan Account. Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

         3.7 Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date such accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 4.  TERM AND TERMINATION

         4.1 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period of five (5) years from the date hereof, through and including July 8, 2002 (the "Original Term"), and this Agreement shall automatically renew itself for one (1) year periods thereafter (the "Renewal Terms"), unless (a) the party which elects not to renew this Agreement gives at least one hundred and eighty (180) days written notice thereof to the other party prior to the expiration of the Original Term (or the then current Renewal Term, as the case may be) or (b) this Agreement shall be sooner terminated as provided in Section 4.2 hereof.

         4.2 Termination.

             4.2.1 Termination by Lender. Lender may terminate this Agreement without notice at any time on or after the occurrence of an Event of Default.

             4.2.2 Termination by Borrower. Upon at least ninety (90) days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or Type of Loan available hereunder may be terminated singly.

             4.2.3 Termination Charges. At the effective date of any termination of this Agreement by Borrower pursuant to subsection 4.2.2 hereof, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to two percent (2%) of the Total Credit Facility if termination occurs during the period from the Closing Date through and including July 7, 1998, one percent (1%) of the Total Credit Facility if termination occurs during the period from July 8, 1998 through and including July 7, 1999, and one-half of one percent (1/2%) of the Total Credit Facility if termination occurs during the period from July 8, 1999 through and including July 7, 2000. Notwithstanding anything hereinabove to the contrary, no termination charge shall be payable under any of the following circumstances:
(a) if termination of this Agreement occurs pursuant to and in accordance with the terms of subsection 2.6.1; or (b) if termination of this Agreement occurs after July 7, 2000, but on or before the last day of the Original Term or on the last day of any Renewal Term.

             4.2.4 Effect of Termination. All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination, and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

SECTION 5.  SECURITY INTERESTS

         5.1 Security Interest in Collateral. To secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of the following Property and interests in such Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                  (i) Accounts;

                  (ii) Inventory;

                  (iii) Equipment;

                  (iv) General Intangibles;

                  (v) Deposit Accounts, Investment Property, money market accounts and security entitlements, of every nature wherever located;

                  (vi) All monies, checks, notes and instruments of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or a bailee or Affiliate of Lender;

                  (vii) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (vi) above; and

                  (viii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (vii) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral;

         5.2 Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

SECTION 6.  COLLATERAL ADMINISTRATION

         6.1 Location of Collateral. All Collateral, other than Inventory in transit, will at all times be kept by Borrower at one or more of the business locations set forth in Exhibit 6.1 hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the Obligations in consequence thereof, for sales of Inventory in the ordinary course of business.

         6.2 Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability, flood and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the originals or copies of such policies to Lender with lender's loss payable endorsements, in form satisfactory to Lender, naming Lender as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than (30) days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge the Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

         6.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency or other person whomsoever, but the same shall be at Borrower's sole risk.

         6.4 Administration of Accounts.

             6.4.1 Records, Schedules and Assignments of Accounts. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. In addition, if at any time following the Closing Date, Accounts in an aggregate face amount in excess of Five Hundred Thousand Dollars ($500,000) become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Lender, Borrower shall notify Lender of such occurrence on the first Business Day following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

             6.4.2 Discounts, Allowances, Disputes. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrowercredits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of One Hundred Thousand Dollars ($100,000) are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default which continues without cure for a period of fifteen (15) days, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorneys' fees, to Borrower.

             6.4.3 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing Authority for the account of Borrower and to charge Borrower therefor; provided, however, that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

             6.4.4 Account Verification. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

             6.4.5 Maintenance of Dominion Account. Borrower shall maintain a Dominion Account pursuant to a tripartite arrangement a arrangement shall include such terms and conditions as are acceptable to Lender. All funds deposited in the Dominion Account shall immediately become the property of Lender, and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

             6.4.6 Collection of Accounts; Proceeds of Collateral. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit, and Borrower shall immediately deposit same in kind in the Dominion Account, except as otherwise permitted in this Agreement. Lender retains the right at all times after the occurrence of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including reasonable attorneys' fees to Borrower. Lender has no duty to protect, insure, collect or realize upon the Accounts or preserve rights therein.

         6.5 Administration of Inventory.

             6.5.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventory. Borrower shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the twentieth day of such month. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

             6.5.2 Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to Borrower, the shipment of which generated an Account on which such Account Debtor is obligated in excess of Fifty Thousand Dollars ($50,000), Borrower shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

         6.6 Records and Schedules of Equipment. Borrower shall keep accurate records, itemizing and describing the kind, type, quality, quantity and value of its Equipment, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Lender. Immediately on request therefor by Lender, Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

         6.7 Payment of Charges. All amounts chargeable to Borrower under
Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Loans from time to time.

SECTION 7.  REPRESENTATIONS AND WARRANTIES

         7.1 General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

             7.1.1 Organization and Qualification. Each of Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit 7.1.1 hereto and in all other states and jurisdictions where the character of its business or the nature of its activities make such qualification necessary.

             7.1.2 Corporate Power and Authority. Each of Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or bylaws; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

             7.1.3 Legally Enforceable Agreement. This agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against it in accordance with its respective terms.

             7.1.4 Capital Structure. Exhibit 7.1.4 hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting

Stock owned by Borrower, (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of Borrower and each Subsidiary of Borrower and (iv) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any of Borrower's shareholders relating to the ownership of its shares of capital stock.

             7.1.5 Corporate Names. Neither Borrower nor any of its
Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on Exhibit 7.1.5 hereto. Except as set forth on Exhibit 7.1.5, neither Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

             7.1.6 Business Locations, Agent for Process. Each of Borrower's and its Subsidiaries' executive offices and other places of business are as listed on Exhibit 6.1 hereto. During the preceding one (1) year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other am as listed on Exhibit 6.1. Except as shown on Exhibit 6.1, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

             7.1.7 Title to Properties, Priority of Liens. Each of Borrower and its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. Exceically and expressly provide otherwise, the Liens granted to Lender under Section 5 hereof are first priority perfected Liens.

             7.1.8 Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

                  (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                  (ii) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                  (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

                  (iv) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission of the Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition known to Borrower (or with respect to which Borrower should reasonably have had such knowledge), except for a dispute resulting in returned goods where such dispute is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                  (v) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to Section 6.4 hereof;

                  (vi) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

                  (vii) To the best of Borrower's knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is Solvent; and

                  (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

             7.1.9 Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted.

             7.1.10 Financial Statements, Fiscal Year. Borrower has caused to be furnished year end audited financial statements for JEH Company as of December 31, 1994, December 31, 1995 and December 31, 1996. Borrower shall deliver to Lender a Closing Balance Sheet (as defined in the Asset Purchase Agreement), within 120 days following the Closing Date. The fiscal year of Borrower and each of its Subsidiaries ends on June 30 of each year.

             7.1.11 Full Disclosure. The financial statements referred to in subsection 7.1.10 hereof do not (to the best of Borrower's knowledge), nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Property, business, prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

             7.1.12 Solvent Financial Condition. Each of Borrower and its Subsidiaries is now, and, after giving effect to the Loans to be made, at all times will be, Solvent.

             7.1.13 Surety Obligations. Neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract nor has Borrower or any of its Subsidiaries issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any other Person.

             7.1.14 Taxes. Borrower's federal tax identification number is 58-2324924. The federal tax identification number of each of Borrower's Subsidiaries is shown on Exhibit 7.1.14 hereto. Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and property as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings, and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries is adequate for all years not closed by applicable statutes, and for its current fiscal year.

             7.1.15 Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement, other than the $350,000 fee to be paid by Borrower to Geneva Corporate Finance, Inc. in connection with the acquisition contemplated by the Asset Purchase Agreement.

             7.1.16 Patents, Trademarks, Copyrights and Licenses. Each of Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on Exhibit 7.1.16 hereto.

             7.1.17 Governmental Consents. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Property as now owned or leased and operated by it.

             7.1.18 Compliance with Laws. Each of Borrower and its Subsidiaries has duly complied with, and its Property, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Property or the conduct of its business, and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. ss. 201 et seq.), as amended.

             7.1.19 Restrictions. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement or charter or other corporate restriction which materially and adversely af a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit 7.1.19 hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

             7.1.20 Litigation. Except as set forth on Exhibit 7.1.20 hereto, there are no actions, suits, proceedings or investigations pending, or, to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Property, prospects, profits or condition of Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

             7.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

             7.1.22 Leases. Exhibit 7.1.22(a) hereto is a complete listing of all capitalized leases of Borrower and its Subsidiaries, and Exhibit 7.1.22(b) hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

             7.1.23 Pension Plans. Except as disclosed on Exhibit 7.1.23 hereto, neither Borrower nor any of its Subsidiaries has any Plan. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

             7.1.24 Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

             7.1.25 Labor Relations. Except as described on Exhibit 7.1.25 hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

         7.2 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and in the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

         7.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS

         8.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

             8.1.1 Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Property of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

             8.1.2 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with sound financial and business practices, in a manner consistent with the information previously provided to Lender, reflecting all its financial transactions, and cause to be prepared and furnished to Lender the following:

                  (i) not later than one hundred and twenty (120) days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification with respect to (A) the reasonableness of fees, charges or credits between or among Borrower, Parent or any Affiliates or (B) changes in accounting principles with which the accountants concur);

                  (ii) not later than forty-five (45) days after the end of each fiscal month hereafter (other than the first and last fiscal month of each fiscal year, as to which Borrower shall have no obligation to deliver to Lender financial statements as at and for the end of such fiscal months), unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Borrower as fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                  (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its Public shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                  (iv) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan;

                  (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

         Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.2, Borrower shall forward to Lender a copy of the accountants' letter, if any, to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 8.1.2, or mpliance certificate in the form of Exhibit 8.1.2 hereto executed by the chief financial officer of Borrower.

             8.1.3 Landlord and Storage Agreements. Provide Lender with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

             8.1.4 Subordinations. Provide Lender with a debt subordination agreement or other instrument, in form and substance satisfactory to Lender, executed by Borrower and in the case of such agreement executed by any Person who is an officer, director or Affiliate of the Person to whom Borrower is or hereafter becomes indebted for Subordinated Debt, subordinating in right of payment and claim all of such Subordinated Debt, and any future advances thereon to the full and final payment and performance of the Obligations.

             8.1.5 Guarantor Financial Statements. Deliver or cause to be delivered to Lender financial statements for each Guarantor in form and substance satisfactory to Lender at such intervals and covering such time periods as Lender may request. Without limiting the generality of the foregoing, Borrower shall deliver to Lender, or cause the Parent to deliver to Lender:

                  (i) no later than one hundred and twenty (120) days after the close of each fiscal year of the Parent, unqualified audited financial statement of the Parent and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis; and

                  (ii) not later than forty-five (45) days after the end of each fiscal quarter hereafter, unaudited interim financial statements of the Parent and its Subsidiaries as of the end of such quarter and of the portion of the Parent's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of the Parent as fairly presenting the Consolidated financial position and results of operations of the Parent and its Subsidiaries for such quarter and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

             8.1.6 Projections. No later than ten (10) days prior to the end of each fiscal year of Borrower, deliver to Lender Projections of the financial conditions and results of operation of Borrower for the next succeeding fiscal year, such Projections to be prepared on a month-to-month basis.

             8.1.7 Notices. Promptly notify Lender in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or in any of the other Loan Documents inaccurate, incomplete or misleading.

         8.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

             8.2.1 Mergers, Consolidations, Acquisitions. Merge or onsolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Property of any Person, without Lender's prior written consent.

             8.2.2 Loans. Make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to (i) Persons other than Parent or an Affiliate, in excess of $250,000, in the aggregate outstanding at any one time during any fiscal year of the Borrower, and (ii) Parent and/or any Affiliate in excess of $500,000, in the aggregate outstanding at any one time during any fiscal year of the Borrower.

             8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except:

                  (i) Obligations owing to Lender;

                  (ii) Indebtedness of any Subsidiary of Borrower to Borrower;

                  (iii) accounts payable to trade creditors and obligations and accruals for current operating expenses (other than for Money Borrowed) which are not aged more than one hundred twenty (120) days from billing date or more than thirty (30) days from due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its independent accountants;

                  (iv) Obligations to pay Rentals permitted by subsection 8.2.9;

                  (v) Permitted Purchase Money Indebtedness;

                  (vi) contingent liabilities arising out of (A) guarantees permitted under subsection 8.2.6 or as otherwise permitted in this Agreement,
(B) endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business and (C) payments under lease agreements, employment agreements and other agreements entered into in the ordinary course of business upon fair and reasonable terms;

                  (vii) Indebtedness owing by Borrower or any Subsidiary of Borrower to the Parent or to any other Affiliate in respect of intercompany advances or charges, provided such advances or charges are made and incurred in the ordinary course of business pursuant to and consistent with prior practices of the Parent or any Affiliate of the Parent;

                  (viii) Indebtedness which is secured exclusively by real Property;

                  (ix) Subordinated Debt;

                  (x) Indebtedness of Borrower under the Asset Purchase Agreement; and

                  (xi) Indebtedness not included in paragraphs (i) through (x) above, or not otherwise specifically permitted under this Agreement, which does not exceed at any time, in the aggregate, the sum of One Million Five Hundred Thousand Dollars ($1,500,000).

             8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower, except: (i) in the ordinary course of Borrower's or such Subsidiary's business and on terms no less favorable to Borrower or such Subsidiary than Borrower or such Subsidiary could obtain in a comparable arm's length transaction with a Person not an Affiliate of Borrower or such Subsidiary; (ii) as otherwise specifically permitted in this Agreement, in the other Loan Documents or in any waiver of the terms of this covenant agreed to in writing by Lender (which waiver will not be unreasothe first year of the Agreement and up to $1,200,000 per each year of the Agreement thereafter (exclusive of amounts paid by Borrower to Parent for federal income tax obligations of Borrower), rent, interest and other intercompany transactions by and between Borrower or any Subsidiary of Borrower, on the one hand, and an Affiliate of or Parent of Borrower, on the other hand, in fact or in substance not inconsistent with past practices of Parent and its Affiliates.

             8.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property (exclusive of real Property) income or profits, whether now owned or hereafter acquired, except:

                  (i) Liens at any time granted in favor of Lender;

                  (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the Provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

                  (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property (exclusive of real Property) of Borrower or materially impair the use thereof in the operation of Borrower's business;

                  (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                  (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or to another such Subsidiary;

                  (vi) such other Liens as appear on Exhibit 8.2.5 hereto; and

                  (vii) such other Liens as Lender may hereafter approve in writing.

             8.2.6 Guarantees. Guaranty, indemnify, or otherwise agree to become liable for the payment or performance by any other Person of any Indebtedness or other liabilities or obligations of such Person, except:

                  (i) as otherwise described under subsection 8.2.3 (vi)(B) and 8.2.3(x); and

                  (ii) for the guaranty by Borrower of an Affiliate's payment or performance obligations arising under any instrument or agreement in respect of Indebtedness for which such Affiliate is liable and which Indebtedness is secured by a mortgage or deed of trust in favor of the holder of such Indebtedness against real Property the title to or ownership of which is in such Affiliate, provided, that, (A) Borrower is the tenant-in-possession of such real Property and (B) the maximum liability of Borrower under all such guarantees does not exceed $1,500,000 in the aggregate at any one time outstanding.

             8.2.7 Disposition of Assets. Sell or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell or otherwise dispose of any of, its Property (exclusive of real Property), including any disposition of Property (exclusive of real Property) as part of a sale and leaseback transaction, to or in favor of any Person, except, in each case, for so long as no Event of Default exists hereunder: (i) sales of Inventory and sales of other Property which does not constitute Collateral, in each case in the ordinary course of business; (ii) a transfer of Property to Borrower by a Subsidiary of Borrower; (iii) transfers of Property (other than Collateral) by Borrower to (A) any Affiliate, including the Parent, in satisfaction of indebtedness and (B) the Parent as a dividend, so long as, in each case, such transfer is made in the ordinary course of business or pursuant to and consistent with prior practices of any Affiliate, including Parent, so long as such dividends are otherwise permitted by this Agreement, or
(iv) other dispositions expressly authorized by this Agreement.

             8.2.8 Bill-and-Hold Sales, Etc. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

             8.2.9 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of twelve (12) consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed One Million

Five Hundred Thousand Dollars ($1,500,000); provided, however, that not more than an additional aggregate sum of Seven Hundred Fifty Thousand Dollars ($750,000) may be payable during any current or future period of twelve (12) consecutive months for Rentals payable (a) under operating leases and (b) pursuant to Capitalized Lease Obligations, in each case entered into or incurred, as the case may be, on or after the Closing Date with respect to Property consisting of Equipment. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease, exclusive of occupancy costs.

             8.2.10 Capital Expenditures. Make Capital Expenditures (other than payments on Capitalized Lease Obligations) which, as to Borrower and/or any of its Subsidiaries exceed $600,000, in the aggregate, during any fiscal year of Borrower or be obligated for Capitalized Lease Obligations in excess of $750,000 during any fiscal year of Borrower or any of its Subsidiaries.

             8.2.11 Distributions. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions.

             8.2.12 Stock of Borrower and/or Subsidiaries. Issue, or permit any of its Subsidiaries to issue, any additional shares of its capital stock except director's qualifying shares and except in respect to stock options to Borrower's directors or management, or in conjunction with an initial public offering.

             8.2.13 Restricted Investment. Make or have, or permit any Subsidiary of Borrower to make or have, any Restricted Investment.

             8.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than Parent or a Subsidiary of Borrower.

         8.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants and agrees that unless otherwise consented to by Lender in writing, it shall:

             8.3.1 Minimum Adjusted Tangible Net Worth. Maintain at all times an Adjusted Tangible Net Worth of not less than the amount of the actual Net Worth as shown on Closing Balance Sheet less $500,000.

             8.3.2 Cash Flow. Achieve Cash Flow of not less than the amount shown below for the period corresponding thereto:

         Period                                       Amount
         --------                                     ------
         3 month period ending September 30, 1997     $(150,000)

         6 month period ending December 31, 1997      $(150,000)

         9 month period ending March 31, 1998         $(150,000)

         12 month period ending June 30, 1998,
         September 30, 1998 and December 31, 1998     $(150,000)

         12 month period ending March 31, 1999, and
         for each fiscal quarter thereafter on a
         rolling 4-quarter basis                      $    0.00

SECTION 9.  CONDITIONS PRECEDENT

         Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

         9.1 Documentation. Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments, opinions and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel, including without limitation, the following:

             (A) Certified copies of Borrower's casualty insurance policies, together with loss payable endorsements on Lender's standard form of Lender Loss Payee naming Lender as lender loss payee, and certified copies of Borrower's liability insurance policies, together with endorsements naming Lender as additional insured;

             (B) Certified copies of (i) resolutions of Borrower's and Parent's respective board of directors authorizing the execution and delivery of this Agreement and the Loan Documents (as applicable) and the performance of all transactions contemplated hereby and thereby, (ii) Borrower's and Parent's by-laws, and (iii) an incumbency certificate of Borrower and Parent;

             (C) A copy of the Articles or Certificate of Incorporation of Borrower and Parent, and all amendments thereto, certified by the Secretary of State or other appropriate official of its respective jurisdiction of incorporation;

             (D) Good standing certificates for Borrower and Parent, issued by the Secretary of State or other appropriate official of Borrower's and Parent's jurisdiction of incorporation and each jurisdiction where the conduct of Borrower's business activities or the ownership of its Properties necessitates qualification;

             (E) A closing certificate signed by the Chief Executive Officer of Borrower dated as of the date hereof, stating that (i) the representations and warranties set forth in Section 7 hereof are true and correct on and as of such date, (ii) Borrower is, on such date, in compliance with all the terms and provisions set forth in this Agreement and (iii) on such date no Default or Event of Default has occurred or is continuing;

             (F) The Security Documents duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

             (G) The Other Agreements duly executed and delivered by Borrower;

             (H) The favorable, written opinion of Carlton, Fields, Ward, Emmanuel, Smith & Cutter, P.A., counsel to Borrower, as to the transactions contemplated by this Agreement and any of the other Loan Documents;

             (I) Written instruction from Borrower directing the application of proceeds of the initial Loans made pursuant to this Agreement, and an initial Borrowing Base Certificate from Borrower;

             (J) Duly executed agreement establishing the Dominion Account with a financial institution acceptable to Lender for the collection or servicing of the Accounts;

             (K) Payment of all fees and expenses owing hereunder;

             (L) Landlord Waivers for each of Borrower's locations as listed on Exhibit 6.1 hereto;

             (M) Surety Agreement from Parent;

             (N) UCC-1 Financing Statements;

             (O) Duly executed subordination agreements with respect to the Subordinated Debt;

             (P) Evidence that the transactions contemplated by the Asset Purchase Agreement have been consummated.

             (Q) Such other documents, instruments and agreements as Lender shall reasonably request in connection with the foregoing matters.

         9.2 No Default. No Default or Event of Default shall exist.

         9.3 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents, shall have been satisfied or waived by Lender in writing.

         9.4 Adjusted Availability. Lender shall have determined that immediately after giving effect to (i) the making of the initial Loans requested to be made on the Closing Date and (ii) the payment or reimbursement by Borrower to Lender for all fees and costs incurred or payable in connection with the transactions contemplated hereby and due on the Closing Date, Adjusted Availability shall not be less than One Million Five Hundred Thousand Dollars ($1,500,000), where Adjusted Availability shall mean the excess, if any, of Availability over that portion, if any, of Borrower's trade accounts payable outstanding on the Closing Date which remains unpaid beyond the due date of the relevant account payable.

         9.5 No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of, this Agreement or the consummation of the transactions contemplated hereby.

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         10.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

             10.1.1 Payment of Obligations. Borrower shall: (i) fail to make any payment of interest, fees, expenses or principal under the Term Loan or the Equipment Loan, or other Obligations (except those described in clause (ii) hereof) payable under this Agreement on the due date thereof and such failure shall continue without cure for three (3) days, provided that such three (3) day cure period shall not be applicable if such payments are due and payable due to maturity, or on demand or acceleration following an Event of Default; or (ii) fail to make any payment of principal under the Revolving Credit Loans on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

             10.1.2 Misrepresentations. Any representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower, any Subsidiary of Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to
Section 7.2 hereof.

             10.1.3 Breach of Specific Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1, 6.4, 8.1.1, 8.1.2, 8.2 (other than subsection 8.2.5, but only to the extent set forth in subsection 10.1.4) or 8.3 hereof, on the date that Borrower is required to perform, keep or observe such covenant.

             10.1.4 Breach of Other Covenants. Borrower shall fail or neglect to keep or observe (i) any covenant contained in subsection 8.2.5 (ii) or (iii), to the extent any Lien referred to therein and which Borrower has suffered to exist has been created or arises without Borrower's knowledge or consent or (ii) any other covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and in either case the breach of such covenant is not cured to Lender's satisfaction within twenty (20) days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower.

             10.1.5 Default Under Security Documents/Other Agreements. Any event of default shall occur under, or Borrower shall default in the performance or observance of any covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

             10.1.6 Other Defaults. There shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

             10.1.7 Uninsured Losses. Any loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Lender shall have permitted) by insurance shall have occurred, and such loss, theft, damage or destruction shall have a material adverse effect on Borrower's financial condition, Property or business prospects.

             10.1.8 Adverse Changes. There shall occur any material adverse change in the financial condition, Property or business prospects of Borrower.

             10.1.9 Insolvency and Related Proceedings. Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower, any Subsidiary of Borrower or any Guarantor under the Bankruptcy Code (if against Borrower, any Subsidiary of Borrower or any Guarantor, the continuation of such proceeding for more than sixty (60) days), or Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

             10.1.10 Business Disruption. There shall occur a cessation of a substantial part of the business of Borrower or any Subsidiary of Borrower for a period which significantly affects Borrower's or such Subsidiary's capacity to continue its business, on a profitable basis; or Borrower or any Subsidiary of Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or such Subsidiary which is necessary to the continued or lawful operation of its business; or Borrower or any Subsidiary shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs.

             10.1.11 Change of Ownership; etc. The Parent or the shareholders of Parent as of the Closing Date shall cease to own or control, beneficially and of record, all of the issued and outstanding capssued and outstanding capital stock of the Parent or Borrower, or Frederick M. Friedman shall cease to own or control beneficially, at least fifteen percent (15%) of the issued and outstanding capital stock of the Parent or Borrower, or both Douglas P. Fields and Frederick M. Friedman shall cease to be actively engaged in the senior management of Borrower's business affairs or upon any sale or transfer permitted hereunder by the Parent of the issued and outstanding capital stock of Borrower, the Parent shall fail to then deliver to Lender a writing executed by the Parent confirming the continuing effectiveness of the Guaranty Agreement executed by it in favor of the Lender, which writing shall contain a reaffirmation by the Parent of its continuing liability under the Surety Agreement in accordance with its terms.

             10.1.12 ERISA. A Reportable Event shall occur which Lender, in its sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

             10.1.13 Challenge to Agreement. Borrower, any Subsidiary of Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

             10.1.14 Repudiation of or Default Under Surety Agreement. Any Guarantor shall revoke or attempt to revoke the Surety Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

             10.1.15 Criminal Forfeiture. Borrower, any Subsidiary of
Borrower or any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower or any Guarantor.

             10.1.16 Judgments. Any money judgment, writ of attachment or similar process, singly, or in the aggregate, in each case in excess of $250,000, is filed against Borrower, any Subsidiary of Borrower or any Guarantor, or any of their respective Property and such judgment, writ of attachment or similar process is not satisfied, bonded to the satisfaction of Lender or stayed, in each case within 45 days of such filing.

         10.2 Acceleration of the Obligations. Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable, and Borrower shall forthwith pay to Lender the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in subsection 10. 1.9 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

         10.3 Other Remedies. Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

             10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

             10.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of

Borrower, Borrower agrees not to charge Lender for storage thereof).

             10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that ten (10) days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing two (2) Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral; second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

             10.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

         10.4 Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Surety Agreement given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 11. MISCELLANEOUS

         11.1 Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact), solely for the purposes set forth below, and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of
Borrower:

             11.1.1 At such time or times upon or after the occurrence of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

             11.1.2 At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine:
(i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors, (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, and any other Collateral; (xi) make and adjust claims under policies of insurance, and
(xii) do all other acts and thin Lender's determination, to fulfill Borrower's obligations under this Agreement.

         11.2 Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure, or alleged failure, to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 11.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

         11.3 Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder, and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

         11.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         11.5 Successors and Assigns. This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 11.3 hereof.

         11.6 Cumulative Effect, Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made coextensive with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         11.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         11.8 Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, five (5) days after deposit in the mail, postage prepaid, or one (1) Business Day after deposit with an overnight courier or in the case of facsimile notice, when sent, addressed as follows:

If to Lender:              Fleet Capital Corporation
                           200 Glastonbury Boulevard
                           Glastonbury, Connecticut  06033
                           Attention:   The Northeast Loan
                                        Administration Manager
                           Facsimile No.: 860-657-7759

With a copy to:            Blank Rome Comisky & McCauley
                           Four Penn Center Plaza
                           Philadelphia, PA  19103
                           Attention:   Harvey I. Forman, Esquire
                           Facsimile No.: 215-569-5555

If to Borrower:            JEH Acquisition Corp.
                           122 East 42nd Street, Suite 1116
                           New York, NY  10168
                           Attention:   Frederick M. Friedman,
                                        Executive Vice President
                           Facsimile No.:  212-972-0326

With a copy to:            TDA Industries, Inc.
                           122 East 42nd Street
                           New York, NY  10168
                           Attention:   Mr. Frederick M. Friedman
                           Facsimile No.: 212-972-0326

With a copy to:            Carlton Fields
                           One Harbour Place
                           777 South Harbour Island Drive
                           Tampa, Florida  33602
                           Attention:   Nathaniel L. Doliner, Esquire
                           Facsimile No.: 813-229-4133

or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8, provided, however, that any notice, request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.

         11.9 Lender's Consent. Whenever Lender's consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction condition or event, Lender shall be authorized to give or withhold such sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

         11.10 Credit Inquiries. Borrower hereby authorizes and permits Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

         11.11 Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

         11.12 Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

         11.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         11.14 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN DALLAS, TEXAS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH

JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE
OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF THE STATE OF NEW YORK, SITTING IN NEW YORK COUNTY, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY, SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         11.15 WAIVERS BY BORROWER. BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL

COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         11.16 Parties to Act in a Commercially Reasonable Manner. Each party hereto agrees to act at all times in its dealings with the other party hereto in a commercially reasonable manner.

         IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

Attest:                                     JEH ACQUISITION CORP.
                                            ("Borrower")

          [Illegible]                                   [Illegible]
By: ---------------------------              By:-------------------------------
    Secretary

                                                             CEO
   [Corporate Seal]                         Title: ----------------------------

                                            Accepted in -----------------------


                                            FLEET CAPITAL CORPORATION
                                            ("Lender")

                                                        [Illegible]
                                            By: -------------------------------

                                                               VP
                                            Title:-----------------------------

                                   APPENDIX A

                               GENERAL DEFINITIONS

    When used in the Loan and Security Agreement dated as of July 8, 1997, by and between Fleet Capital Corporation and JEH Acquisition Corp., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

    Account Debtor - any Person who is or may become obligated under or on account of an Account.

    Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by any Borrower or in which any Borrower or in which any Borrower now has or hereafter acquires any interest.

    Adjusted Availability - as defined in Section 9.4 of the Agreement.

    Adjusted Net Earnings From Operations - with respect to any fiscal period, means the net earnings (or loss) after provision for income taxes for such fiscal period of Borrower, as reflected on the financial statement of Borrower supplied to Lender pursuant to subsection 8.1.2 of the Agreement, but excluding:

         (i) any gain or loss arising from the sale of capital assets;

         (ii) any gain arising from any write-up of assets;

         (iii) earnings of any Subsidiary of Borrower accrued prior to the date it became a Subsidiary;

         (iv) earnings of any corporation, substantially all the assets of which have been acquired in any manner by Borrower, realized by such corporation prior to the date of such acquisition;

         (v) net earnings of any business entity (other than a Subsidiary of Borrower) in which Borrower has an ownership interest unless such net earnings shall have actually been received by Borrower in the form of cash distributions;

         (vi) any portion of the net earnings of any Subsidiary of Borrower which for any reason is unavailable for payment of dividends to Borrower;

         (vii) the earnings of any Person to which any assets of Borrower shall have been sold, transferred or disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction;

         (viii) any gain arising from the acquisition of any Securities of Borrower; and

         (ix) any gain arising from extraordinary or nonrecurring items.

    Adjusted Tangible Assets - all assets except each of the following that are acquired, created or arise subsequent to the date of the Closing Balance
Sheet: (i) any surplus resulting from any write-up of assets subsequent to July 1, 1997; (ii) deferred assets, other than prepaid insurance and prepaid taxes; (iii) patents, copyrights, trademarks, trade names, non-compete agreements, franchises and other similar intangibles; (iv) goodwill, including any amounts, however designated on a Consolidated balance sheet of a Person or its Subsidiaries, representing the excess of the purchase price paid for assets or stock over the value assigned thereto on the books of such Person; (v) Restricted Investments; (vi) unamortized debt discount and expense; (vii) assets located and notes and receivables due from obligors outside of the United States of America; and (viii) Accounts, notes and other receivables due from Affiliates or employees.

    Adjusted Tangible Net Worth - at any date means an amount equal to:

         (i) the net book value (after deducting related depreciation, obolescence, amortization, valuation, and other proper reserves) at which the Adjusted Tangible Assets of a Person would be shown on a balance sheet at such date in accordance with GAAP, minus

         (ii) the amount at which such Person's liabilities (other than capital stock and surplus and Subordinated

   Debt) and including as liabilities all reserves for contingencies and other potential liabilities, all as would be shown on such balance sheet in accordance with GAAP.

   Affiliate - a Person (other than a Subsidiary or JEH Company, James E. Halzer, his wife, and any of their affiliated Persons): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; or (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

   Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits thereto and this Appendix A.

   Applicable Inventory Sublimit - an amount equal to $10,000,000.

   Asset Purchase Agreement - that certain Asset Purchase Agreement dated as of July 8, 1997 between JEH Company, as seller, and Borrower, as purchaser.

   Availability - the amount of money which Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) and any established reserves, is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

   Bank - Fleet Bank, N.A.

   Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

   Base Rate Loans - that portion of the Revolving Credit Loans, the Term Loan and the Equipment Loan which bear interest based on the Base Rate.

   Borrowing Base - as at any date of determination thereof, an equal amount to the lesser of:

      (i) Twenty Million Dollars ($20,000,000) minus the aggregate outstanding balance under the Equipment Loan and the Term Loan; or

      (ii) an amount equal to:

            (a) up to eighty percent (80%) of the net amount of Eligible Accounts outstanding at such date;

                  PLUS

            (b) (without duplication) up to seventy percent (70%) of the net amount of the Drury Brothers Accounts and the North Star Construction Accounts, so long as the value of the Accounts with respect to such entities which are unpaid for more than sixty (60) days after the due date ("Delinquent Accounts") does not increase by more than 20% from the value of the Delinquent Accounts corresponding to such entity as of the Closing Date:

                  PLUS

            (c) an amount equal to the lesser of (1) the Applicable Inventory Sublimit or (2) up to sixty percent (60%) of the Eligible Inventory calculated on the basis of the lower of cost or market with cost of Eligible Inventory calculated on a first-in, first-out basis.

                  MINUS

            (d) the amount of any reserves and any amounts which Lender shall have paid pursuant to any of the Loan Documents for the account of Borrower and which have not been reimbursed by Borrower.

   For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

   Borrowing Base Certificate - that certificate signed by the chief financial officer of Borrower showing the status of Borrower's Accounts and Inventory, outstanding Revolving Credit Loans and other information, in the form of Exhibit A-1 to the Agreement.

   Business Day - any day exluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

   Capital Adequacy Amount, Capital Adequacy Demand and Capital Adequacy Rules - each as defined in Section 2.6 of the Agreement.

   Capital Expenditures - cash expenditures made for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations excluding expenditures for the replacement of any assets leased under a Capitalized Lease Obligation in connection with a casualty or loss thereof.

   Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

   Cash Flow - with respect to any fiscal year, an amount equal to income (or loss) after federal income tax provision

(or benefit), inclusive of intercompany charges (or credits) between Borrower and Parent or any Affiliate, as shown on the financial statements of Borrower required to be delivered pursuant to subsection 8.1.2(i) of the Agreement, plus (i) depreciation and amortization expenses which were deducted in determining such income (or loss) for such fiscal year and (ii) loss arising from the sale of Property which was deducted in determining such income (or loss) for such fiscal year, minus (a) gain arising from the sale of Property which was included in determining such income (or loss) for such fiscal year,
(b) capital expenditures (net of Indebtedness incurred to finance such expenditures) for such fiscal year, (c) dividends paid in cash during such fiscal year, (d) scheduled principal payments made during such fiscal year in respect of Indebtedness and (e) without duplication, payments made or to be made by Borrower with respect to the fiscal year(s) being measured to JEH Company pursuant to the Asset Purchase Agreement, all as determined in accordance with GAAP.

   Closing Balance Sheet - the audited balance sheet of JEH Company prepared by Waters & Murray dated as of June 30, 1997, and delivered pursuant to
Section 2.3 of the Asset Purchase Agreement.

   Closing Date - the date on which all of the conditions precedent in
Section 9 of the Agreement are satisfied and the initial Loan is made under the Agreement.

   Code - the Uniform Commercial Code as adopted and in force in the State of New York, as from time to time in effect.

   Collateral - all of the Property and interests in Property described in
Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

   Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

   Continuation - as defined in subsection 3.1.4 of the Agreement.

   Conversion - as defined in subsection 3.1.4 of the Agreement.

   Current Assets - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

   Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, beome an Event of Default.

   Default Rate - as defined in subsection 2.1.2 of the Agreement.

   Deposit Accounts - all now existing or hereafter acquired or arising deposit accounts, investment accounts, commercial paper, and certificates of deposit of every nature, wherever located and all documents and records associated therewith.

   Distributions - in respect of any corporation means and includes (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of such Securities.

   Dominion Account - a special blocked account owned and established by Borrower pursuant to the Agreement at a bank selected by Borrower, but acceptable to Lender in its reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

   Drury Brothers Accounts - those Accounts owed by Drury Brothers to Borrower which would otherwise be Eligible Accounts but for item (iii) of the definition of "Eligible Accounts".

   Eligible Account - an Account arising in the ordinary course of any Borrower's business from the sale of goods or rendition of services which Lender, in its sole credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

         (i) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

         (ii) it is unpaid for more than sixty (60) days after the original due date calculated pursuant to the payment terms reflected on the invoice; or

         (iii) fifty percent (50%) or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

         (iv) the total unpaid Accounts of the Account Debtor exceed twelve and one-half percent (12 1/2%) of the net amount of all Eligible Accounts, to the extent of such excess; or

         (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

         (vi) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

         (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

         (viii) it arises from a sale to an Account Debtor outside the United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion; or

         (ix) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

         (x) Lender believes, in its reasonable judgment, that collection of such Account is insecure or that payment thereof is doubtful or will be delayed by reason of the Account Debtor's financial condition; or

         (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. Section 203 et seq., as amended); or

         (xii) the Account is not at all times subject to Lender's duly perfected, first priority security interest or if it is subject to a Lien other than a Permitted Lien; or

         (xiii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

         (xiv) the total unpaid Accounts of the Account Debtor exceed a credit limit determined by Lender, in its reasonable discretion, to the extent such Account exceeds such limit; or

         (xv) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

           (xvi) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

           (xvii) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof; or

           (xviii) such Account includes finance charges, late charges or similar type charges or fees, to the extent of such charges and fees.

   Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Lender, in its sole credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

           (i) it does not consist of finished goods that are, in Lender's opinion, readily marketable in their current form; or

           (ii) it is not in good, new and saleable condition; or

           (iii) it is obsolete or unmerchantable or remains unsold and on Borrower's books and records for more than one year; or

           (iv) it does not meet all standards imposed by any governmental agency or authority; or

           (v) it does not conform in all respects to the warranties and representations set forth in the Agreement,

           (vi) it is not at all times subject to Lender's duly perfected, first priority Lien and no other Lien except a Permitted Lien; or

           (vii) it is not situated at a location in compliance with the Agreement or is in transit.

    Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

    Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description owned or used in Borrower's operations in which such Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

    Equipment Base Rate - the per annum rate equal to the sum of the Base Rate plus 50 basis points.

    Equipment Base Rate Loans - that portion of the Equipment Loan that bears interest at the Equipment Base Rate.

    Equipment LIBOR Rate - the per annum rate equal to the sum of the LIBOR Rate plus 250 basis points.

    Equipment LIBOR Rate Loan - that portion of the Equipment Loan (as designated by Borrower) that bears interest on which interest accrues at the Equipment LIBOR Rate.

    Equipment Loan - the Loans to be made by Lender to Borrowers pursuant to subsection 1.3 of the Agreement.

    Equipment Note - the secured promissory note to be executed by Borrower in favor of Lender to evidence Borrower's obligations to repay the Equipment Loan as provided in Section 1.3 of the Agreement, which shall be in the form of Exhibit A-2 to the Agreement.

    ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

    Event of Default - as defined in Section 10.1 of the Agreement.

    GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

    General Intangibles - collectively, all personal Property of Borrower other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by any Borrower, including without limitation, all of Borrower's existing and future rights (including indemnification rights), claims, privileges and benefits in, to and under the Asset Purchase Agreement.

    Guarantor - Parent and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations pursuant to a Surety Agreement.

    Indebtedness - as applied to a Person means, without duplication

         (i) all items, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

         (ii) all obligations of other Persons which such Person has guaranteed,

         (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

         (iv) in the case of Borrower (without duplication), the Obligations and Borrower's obligations under and pursuant to the Asset Purchase Agreement.

    Interest Period - for any LIBOR Rate Loan the period commencing on the date of the borrowing thereof and ending on the last day of the period selected by Borrower pursuant to the provisions contained herein. The duration of each such Interest Period shall be for 30, 60 or 90 days, in each case as Borrower may select, pursuant to an appropriate notice of borrowing, notice of Continuation or notice of Conversion; provided, however, that Borrower may not select any Interest

Period that ends after the last day of the Original Term, or if the Agreement is renewed in accordance with the terms of Section 4.1, the last day of the Renewal Term then in effect. Whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended so as to occur on the next succeeding Business Day; provided, however, if such extension would cause the last day of such Interest Period to occur during the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

    Inventory - all of Borrower's Inventory, whether now owned or hereafter acquired, including, without limitation, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in any Borrower's business; and all Documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

    Investment Property - as defined in the Code.

    LIBOR Rate - shall mean, with respect to the Interest Period applicable to the borrowing of a LIBOR Rate Loan, the rate obtained (rounded upwards to the nearest 1/100 of 1%) by dividing (i) the rate of interest per annum offered to the Bank in the London interbank foreign currency deposits market as of approximately 9:00 A.M. (Eastern time) two (2) Business Days prior to the commencement of such Interest Period for U.S. dollar deposits of amounts in immediately available funds comparable to the principal amount of the LIBOR Rate Loan for which the LIBOR rate is being determined with maturities comparable to the Interest Period for which such LIBOR Rate will apply, by
(ii) a percentage equal to 1 minus the stated Reserve (expressed as a decimal), if any, required to be maintained against "Eurocurrency
Liabilities" as specified in Regulation D of the Board of Governors of the Federal Reserve System as from time to time shall be in effect (or against any other category of liabilities, which includes deposits, by reference to which the interest rate on LIBOR Rate Loans is determined or any category of extension of credit on other assets, which includes loans by a non-U.S. office of Bank or Lender to U.S. residents). In the absence of manifest error, each determination by Lender of the applicable LIBOR Rate shall be deemed conclusive.

   LIBOR Rate Loans - that portion of the Revolving Credit Loans, the Term Loan and the Equipment Loan which bear interest based on the LIBOR Rate.

   Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose(s) of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

   Loan Account - the loan account established on the books of Lender pursuant to Section 3.6 of the Agreement.

   Loan Documents - the Agreement, the Other Agreements and the Security Documents.

   Loans - collectively, the Revolving Credit Loans, the Term Loan, the Equipment Loan and all other loans and advances of any kind made by Lender pursuant to the Agreement.

   London Business Day - Any Business Day on which banks in London, England are open for business.

   Money Borrowed - means (i) Indebtedness arising from the lending of money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (iv) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

    Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

    Net Worth - Assets minus liabilities, as shown on the Closing Balance
Sheet.

    North Star Construction Accounts - those Accounts owed by North Star Construction to Borrower which would otherwise be Eligible Accounts but for item (iii) of the definition of "Eligible Accounts".

    Notes - collectively, the Revolving Credit Note, the Term Note and the Equipment Note.

    Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees, costs, expenses and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes without limitation, all interest charges, fees, expenses, attorneys' fees, and any other sums chargeable to Borrowers under any of the Loan Documents.

    Original Term - as defined in Section 4.1 of the Agreement.

    Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed or delivered by Borrower, any Subsidiary of Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement, as each may be amended, modified, renewed, extended, replaced, restated or substituted from time to time.

    Overadvance - the amount, if any, by which the aggregate outstanding principal amount the Loans exceeds the Borrowing Base.

    Parent - TDA Industries, Inc., a New York corporation and the owner, beneficially and of record, of one hundred percent (100%) of the issued and outstanding shares of capital stock of Borrower.

    Participating Lender - each Person who shall be granted the right by Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

    Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of the Agreement.

    Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower at the time outstanding, does not exceed $1,000,000.

    Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

    Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

    Projections - Borrower's forecasted Consolidated and consolidating (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and
(d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

   Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

   Purchase Money Indebtedness - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any real Property or Equipment, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within ten (10) days prior to or after the acquisition of any real Property or Equipment for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

   Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

   Regulation D - Regulation D of the Board of Governors of the Federal Reserve System, comprising Part 204 of Title 12, Code of Federal
Regulations, as amended, any any successor thereto.

   Rentals - as defined in subsection 8.2.9 of the Agreement.

   Renewal Terms - as defined in Section 4.1 of the Agreement.

   Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

   Reserve - For any day, that reserve (expressed as a decimal) which is in effect (whether or not actually incurred) with respect to Bank on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Bank is subject including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject), for determining the maximum reserve requirement (including without limitation any basic, supplemental, marginal or emergency reserves) for Eurocurrency liabilities as defined in Regulation D.

    Reserve Percentage - For Bank on any day, that percentage (expressed as a decimal) which is in effect on such day, prescribed by the Board of Governors of the Federal Reserve System (or any successor or any other banking authority to which Lender is subject, including any board or governmental or administrative agency of the United States or any other jurisdiction to which Bank is subject) for determining the maximum reserve requirement (including without limitation any basic supplemental, marginal or emergency reserves) for (i) deposits of United States Dollars or (ii) Eurocurrency liabilities as defined in Regulation D, in each case used to fund a LIBOR Rate Loan subject to an LIBOR Rate. The LIBOR Rate shall be adjusted automatically on and as of the effective day of any change in the Reserve Percentage.

    Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

         (i) investments otherwise permitted by this Agreement or investments in one or more Subsidiaries of Borrower to the extent existing on the Closing Date;

         (ii) Property to be used in the ordinary course of business;

         (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower and its Subsidiaries;

         (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

           (v) investments in certificates of deposit maturing within one year from the date of acquisiton issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

           (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

   Revolving Credit Base Rate - a per annum rate equal to the Base Rate plus 50 basis points.

   Revolving Credit Base Rate Loan - that portion of the Revolving Credit Loans that bears interest at the Revolving Credit Base Rate.

   Revolving Credit Facility - the credit facility established for Borrower by Lender under and pursuant to the terms of this Agreement under which Revolving Credit Loans may be made from time to time.

   Revolving Credit LIBOR Rate - a per annum rate equal to the sum of the LIBOR Rate plus 250 basis points.

   Revolving Credit LIBOR Rate Loan - that portion of the Revolving Credit Loans on which interest accrues at the Revolving Credit LIBOR Rate.

   Revolving Credit Loan - a Loan made by Lender as provided in Section 1.1 of the Agreement.

   Revolving Credit Note - the secured promissory note to the executed by Borrower on the Closing Date in favor of Lender to evidence Borrower's obligation to repay the Revolving Credit Loans, which shall be in the form of Exhibit A-4 to the Agreement.

   Schedule of Accounts - as defined in subsection 6.4.1 of the Agreement.

   Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

   Security Documents - each Guaranty Agreement and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations, as each may be amended, modified, renewed, extended, replaced, restated or substituted from time to time.

   Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

   Subordinated Debt - Indebtedness of Borrower which by its terms, or by the terms of the agreement pursuant to which such Indebtedness is issued, is subordinated to the Obligations in a manner satisfactory to Lender, including without limitation, the Indebtedness of Borrower to JEH Company which is subordinated to the Obligations pursuant to that certain Subordination Agreement of even date herewith from JEH Company to Lender.

   Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

   Surety Agreement - a Surety Agreement executed by a Guarantor in form and substance satisfactory to Lender.

   Term Base Rate - a per annum rate equal to the sum of the Base Rate plus 150 basis points.

   Term Base Rate Loan - that portion of the Term Loan that bears interest of the Term Base Rate.

   Term LIBOR Rate - a per annum rate equal to the sum of the LIBOR Rate plus 325 basis points.

    Term LIBOR Rate Loan - that portion of the Term Loan (as designated by Borrower) on which interest accrues at the Term LIBOR Rate.

    Term Loan - the Loan described in subsection 1.2 of the Agreement.

    Term Note - the secured promissory note to be executed by Borrowers on or about the Closing Date in favor of Lender to evidence Borrowers' obligation to repay the Term Loan, which shall be in the form of Exhibit A-5 to the Agreement.

    Total Credit Facility - $20,000,000.

    Treasury Rate - with respect to the Term Loan, the average coupon equivalent yield, in secondary market, that Lender could obtain by purchasing United States Treasury Securities in an amount approximately equal to the Term Loan, maturing on the schedule maturity date of the Term Loan.

    Type - respect to any Loan, whether such Loan, or portion thereof, is a Base Rate Loan or a LIBOR Rate Loan.

    Voting Stock - Securities of class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

    Other Terms - All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

    Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                                OFFICER'S CERTIFICATE

Fleet Capital Corporation
200 Glastonbury Blvd.
Glastonbury, CT 06033

Attn: Kim Bushey, Vice President

Ladies and Gentlemen:

   This Certificate is executed and delivered by the undersigned pursuant to Paragraph 9.1 of that certain Loan and Security Agreement ("Agreement") between JEH Acquisition Corp. ("Borrower") and Fleet Capital Corporation bearing even date herewith. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

   The undersigned hereby certifies to Fleet Capital Corporation as follows:

      1. All warranties and representations set forth in the Agreement and all related instruments, agreements and documents are true and correct as of the date hereof;

      2. No Default or Event of Default has occurred;

      3. All of the conditions specified in Section 9 of the Agreement have been fulfilled;

      4. The undersigned is the _______________________ of Borrower.


                                       Very truly yours,



                                       ____________________________ (SEAL)
                                       (Print name and title)

                                   TERM NOTE

$3,000,000.00                                                      July 8, 1997


    FOR VALUE RECEIVED, and intending to be legally bound, JEH Acquisition Corp. ("Borrower") hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of Three Million Dollars ($3,000,000), or such lesser sum which represents the aggregate unpaid principal balance hereunder, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

    This Term Note (the "Note") is the Term Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

    The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (i) Interest on the outstanding principal balance shall be due and payable monthly, in arrears on the first day of each month, commencing on August 1, 1997, and continuing until such time as the full principal balance, tother with all other amounts owing hereunder, shall have been paid in full.

         (ii) The principal amount hereunder shall be due and payable in 48 consecutive monthly installments of principal, on the first day of each calendar month commencing on September 1, 1997, comprised of 47 equal consecutive monthly payments of $62,500 each and a final (48th) installment in an amount equal to the entire remaining principal amount then outstanding under this Note, together with any and all other amounts due hereunder.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon acceleration of the Obligations following an Event of Default under the Loan Agreement or termination of the Loan Agreement pursuant to Section 4 thereof.

    This Note shall be subject to mandatory prepayment (and prepayment premium, if applicable) in accordance with the provisions Sections 3.2 and 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and subject to the conditions provided in Section 4 of the Loan Agreement.

    Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

    Time is of the essence under this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

    Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

    IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE LENDER AND BORROWER ARE ADVERSE PARTIES. THE LENDER AND BORROWER WAIVE TRIAL BY JURY.

    This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

    IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.


ATTEST:                                JEH ACQUISITION CORP.


           [Illegible]                 By:           [Illegible]
-----------------------------------        ----------------------------------

                                       Title:           CEO
                                              -------------------------[SEAL]

                                      REVOLVING CREDIT NOTE



$20,000,000.00                                                     July 8, 1997



    FOR VALUE RECEIVED, and intending to be legally bound, JEH Acquisition Corp. ("Borrower") hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of Twenty Million ($20,000,000) Dollars or such lesser sum which then represents the aggregate unpaid principal balance of Revolving Credit Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in
Section 2 of the Loan Agreement.

    This Revolving Credit Note (the "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender, dated the date hereof (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

    The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on August 1, 1997, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full.

        (b) Principal shall be payable in accordance with the Loan Agreement and all outstanding principal, together with any and all other amounts due hereunder, shall be due and payable on the last day of the Original Term or any Renewal Term of the Loan Agreement.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon acceleration of the Obligations following an Event of Default under the Loan Agreement or termination of the Loan Agreement pursuant to Section 4 thereof.

   This Note shall be subject to prepayment (and prepayment premium, if applicable) in accordance with the provisions of Sections 3.2 and 3.3 of the Loan Agreement. Borrowers may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and subject to the conditions provided in Section 4 of the Loan Agreement.

   Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

   Time is of the essence under this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

   Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

    IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE LENDER AND BORROWER ARE ADVERSE PARTIES, THE LENDER AND BORROWER WAIVE TRIAL BY JURY.

    This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

    IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.

ATTEST:                                JEH ACQUISITION CORP.

    [Illegible]                        By:          [Illegible]
------------------------                   -------------------------------

                                       Title:            CEO              (SEAL)
                                              ----------------------------

                                EQUIPMENT NOTE

$1,725,000.00                                                      July 8, 1997

   FOR VALUE RECEIVED, and intending to be legally bound, JEH Acquisition Corp. ("Borrower") hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of paymennt, the maximum principal sum of One Million, Seven Hundred and Twenty-Five Thousand Dollars ($1,725,000.00), or such lesser sum which represents the aggregate unpaid principal balance hereunder, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

   This Equipment Note (the "Note") is the Equipment Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

   The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

        (i) Interest on the outstanding principal balance shall be due and payable monthly, in arrears, on the first day of each month, commencing on August 1, 1997, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full.

        (ii) The principal amount hereunder shall be due and payable in equal consecutive monthly installments of principal based on an 84 month amortization schedule, on the first day of each calendar month commencing on September 1, 1997.

        (iii) The entire remaining principal amount then outstanding under this Note, together with any and all other amounts due hereunder, shall be due and payable upon the earlier to occur of August 1, 2004 or the end of the Original Term or any Renewal Term of the Loan Agreement.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon acceleration of the Obligations following an Event of Default under the Loan Agreement or termination of the Loan Agreement pursuant to Section 4 thereof.

   This Note shall be subject to mandatory prepayment (and prepayment premium, if applicable) in accordance with the provisions of Sections 3.2 and 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner and subject to the conditions provided in Section 4 of the Loan Agreement.

   Upon the occurrence of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

   Time is of the essence under this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

   Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy. Lender, at its option, may enforce its rights against any Collateral securing this Note without enforcing its rights against Borrower or any other property or indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender may at any time release, surrender, substitute or exchange any Collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

    IN ANY LITIGATION ARISING OUT OF OR RELATING TO ANY OF THE MATTERS CONTAINED IN THIS NOTE OR ANY OF THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH IN WHICH THE LENDER AND BORROWER ARE ADVERSE PARTIES, THE LENDER AND BORROWER WAIVE TRIAL BY JURY.

    This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

    IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered on the date first above written.


ATTEST                                 JEH ACQUISITION CORP.



            [Illegible]                By:       /s/ Douglas P. Fields
-----------------------------------        -----------------------------------

                                       Title:             CEO
                                             ---------------------------[SEAL]

                                      REVOLVING CREDIT NOTE



$20,000,000.00                                                     July 8, 1997



    FOR VALUE RECEIVED, and intending to be legally bound, JEH Acquisition Corp. ("Borrower") hereby promises to pay to the order of Fleet Capital Corporation, a Rhode Island corporation ("Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the maximum principal sum of Twenty Million ($20,000,000) Dollars or such lesser sum which then represents the aggregate unpaid principal balance of Revolving Credit Loans, together with interest from and after the date hereof on the unpaid principal balance outstanding at the rates per annum set forth in the Loan Agreement (as defined below). Interest shall be computed in the manner provided in
Section 2 of the Loan Agreement.

    This Revolving Credit Note (the "Note") is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Loan and Security Agreement between Borrower and Lender, dated the date hereof (as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

    The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

         (a) Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on August 1, 1997, and continuing until such time as the full principal balance, together with all other amounts owing hereunder, shall have been paid in full.